UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22920

The Advisors’ Inner Circle Fund III

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: July 31, 2021

Date of reporting period: July 31, 2021

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund III

GQG Partners Emerging Markets Equity Fund

GQG Partners US Select Quality Equity Fund

GQG Partners Global Quality Equity Fund

ANNUAL REPORT	JULY 31, 2021

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS

JULY 31, 2021

The Funds file their complete schedules of investments with the US Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (Form N-Q for filings prior to March 31, 2020). The Funds’ Form N-Q and Form N-PORT are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to Fund securities, as well as information relating to how the Funds voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-362-8333; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS

JULY 31, 2021

LETTER TO SHAREHOLDERS (Unaudited)

Dear Shareholders:

Like most things in life, writing annual letters has its plusses and minuses. On the plus side, it is a great tool to communicate with all of you and share some insight into how we’re thinking about the world. However, on the minus side, one trailing 12 month period tells us very little about returns that are forecast to be delivered over several decades. So, while every small chunk of time always has an element of noise, some periods just seem to be noisier than others. The trailing 12 month period ending July 31, 2021 is no exception to this.

For starters, we find ourselves with more clarity relative to where we were at this point in time last year. The Pfizer vaccine announcement in November of 2020 was clearly a turning point not only for the pandemic but for financial markets as well. While in our view the development of effective vaccines and therapeutics, and the corresponding rollout in November 2020, suggest the worst may be behind us, global mass inoculation, herd immunity, and the timing associated with a return to a pre-pandemic way of life are still broadly unknown. New variants of the COVID-19 strain, most recently the Delta variant, that are reported to be more infectious appear to present another wild card. The data that is readily available at this time would suggest that the current vaccines are effective against the new variants and they may prove to be less lethal as larger segments of the population are inoculated, though.

With that said, we are optimistic on the prospects of the global economic recovery as economic data continues to improve on an incremental basis, but we would be remiss to not acknowledge that the delta variant is a wild card and may suppress economic activity moving forward. Although some semblance of normalcy has developed during the 1st half of 2021, we still haven’t fully reverted to a pre-pandemic way of life. In response to this, we’ve chosen to embody a barbell approach within our portfolios within the latter half of the period. What we mean by this is that although we believe select cyclical opportunities are becoming more attractive, especially names with high barriers to entry within energy and materials, we still have exposure to more defensive and less economically sensitive sectors like Health Care, Information Technology, and Communication Services that act as the ballast of the portfolio. On a scale of 1-10 with 1 being deep value cyclicals and 10 being hyper growth we feel the most comfortable owning companies in the middle of that range (5-7), in our view, this is where we feel there is a high margin of safety with our barbell approach.

While we believe many sectors are currently performing well, as denoted by an increase in price, it is important to remember that not everything is worth owning. We continue to remain very selective and focused on the underlying fundamentals of our portfolio companies across the globe. While this trailing 12 month period has been noisy, this noise

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JULY 31, 2021

has allowed us to uncover some less obvious sources of forward-looking quality. Below, we will highlight some of those examples we came across during the latter half of the period.

An Expectations Framework

At the start of 2021, we highlighted the reality of large, unexpected events that can cause a whole host of problems, which can then be exacerbated by the way our brains process information. During 2Q of 2021, the world ventured beyond the unexpected things in reality, going straight into the imaginary, with someone paying around US$18,000 for a “sculpture” that literally does not exist, as highlighted nicely in Exhibit 1.i

Sources: Salvatore Garau, Your Imagination

Now, it is hard to pin a cause on everything, and it is even harder to pin a cause on individual motivations. It is puzzling to us what value the buyer saw (pun intended) in the white space of the suggested placing area, but as we are always looking for insights, maybe there is something to be gleaned here in the white space.

There is a two-dollar phrase called stochastic resonance that is often deployed in statistical filtering. While we don’t need to overly focus on all of the applications of “randomness,” it is an important concept that is often misunderstood. We kicked this off, as we often do, underscoring how noisy short-term periods can be. What stochastic resonance refers to is when noise can actually illuminate the signal. Whether that noise comes from short-term periods or headlines around invisible sculptures, maybe the best way to highlight signal is through contrast. In Exhibit 2, we have highlighted consensus analyst expectations for one of the largest global hotel franchises by market cap, combined with both 5-year forward price-to-earnings (P/E) ratios and price returns. The top chart highlights analyst estimates for the

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS

JULY 31, 2021

next four fiscal years (2021 inclusive), while showing what 2021 expected earnings were just 18 months ago. Think about this: just 18 months ago, this company was expected to earn more than US$7 per share in the current year. Now they are expected to earn roughly 30 per cent of that. In fact, estimates show this company is not expected to earn in excess of US$7 per share until the end of 2024. Now, look at the chart on the bottom of Exhibit 2.

Source: Capital IQ as of June 30, 2021 for consensus analyst EPS estimates, share price and 5-year forward P/E of a large US hotel operator. Any securities identified and/or described do not represent all securities purchased, sold, or recommended for inclusion in the portfolio and no assumption should be made that such securities or future recommendations were or will be profitable in the future. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The orange line reflects the current price while the green line reflects the forward P/E for this company. While expectations for earnings declined and were kicked three years out, the price is basically at three-year highs! So, investors are paying an all-time high price, for

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JULY 31, 2021

all-time highs, in earnings uncertainty. Therefore, it should not be surprising that we have avoided these types of situations, which, in our opinion, are not unique to this company but in fact illustrative of a broader theme, of “pull forward” returns for certain cyclical, full-loaded, reflation themes.

Sources: S&P Capital IQ, and GQG analysis as of June 30, 2021 for share price, 5-year forward P/E, and quarterly trailing 12-month unlevered free cash flow margins of a large iron ore producer. Any securities identified and/or described do not represent all securities purchased, sold, or recommended for inclusion in the portfolio and no assumption should be made that such securities or future recommendations were or will be profitable in the future. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. LTM = Last Twelve Months.

Contrast Exhibit 2 with Exhibit 3. Exhibit 3 is an area that we like quite a bit and is not commonly frequented by a quality growth manager — iron ore. We believe the setup for

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JULY 31, 2021

select companies in the iron ore space, where the largest producers control more than two-thirds of global production, is the opposite of Exhibit 2. Notice that while this iron ore producer has seen price appreciation, the company’s forward P/E has fallen substantially. Not only that, free cash flow (FCF) margins for the company are roughly 30 per cent, which is in software industry FCF margin territory. This is certainly unexpected for a company in the physical world with real costs and real machines. Unlike invisible sculptures, there is nothing imaginary here. While there is no doubt that this industry is full of noise and complexities, the supply/demand argument is compelling. In our opinion, even if spot iron ore prices were to retreat from their recent highs (a very possible scenario), FCF margins in Exhibit 3 are likely to remain in the mid-teens. Not bad for a company that posted near-zero FCF margins five years ago and once again, in our view, an illustration of our forward-looking quality approach.

Lastly, the expectations framework is not unique to iron ore, as depicted in Exhibit 4. In our non-US strategies, our allocation to emerging markets, particularly Brazil and Russia, have increased, generally at the expense of our China exposure. Why is this the case? We have always said earnings are like gravity — it matters — even if it is a bit cyclical!

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JULY 31, 2021

Source: Bloomberg, as at June 30, 2021 for cumulative EPS growth in US dollars. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. You cannot invest directly in an index.

As evidenced in Exhibit 4, though in our view there is no doubt the world is full of “money printers going BRRRR,” we have another take on this where the B and the R represent Brazil and Russia. While we are not trying to resurrect the old BRICs moniker, it is impressive to see that the cumulative earnings growth over the last five years for Brazil has now surpassed that of China, with Russia not too far behind. Therefore, while China garners all of the headlines (for better or worse), once again noise has helped highlight the signal: bottom-up company fundamentals in both Brazil and Russia are far better, in our opinion, than many market participants are giving them credit for.

Does any of this guarantee that next quarter, next year, or the next 5 years will play out positively for our strategies? Of course not. Do we think that based on market expectations our global forward looking quality approach gives us a higher likelihood of being correct

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JULY 31, 2021

than more dogmatic approaches? We do. Regardless, we continue to sift through the data, noise included, to find the signal, wherever it exists.

As always, thank you for your continued support.

Rajiv Jain

Portfolio Manager, GQG Partners LLC

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JULY 31, 2021

End Notes

i

https://news.artnet.com/art-world/italian-artist-auctioned-off-invisible-sculpture-18300-literally-made-nothing-1976181ttps://gqgpartners.com/
wp-content/uploads/2020/03/GQG-Partners-Lets-Talk-Stocks-Still-Waiting-for-Mean-Reversion-1.pdf

IMPORTANT INFORMATION FOR INVESTORS

Past performance does not guarantee future results.

This document reflects the views of GQG as of a particular time. GQG’s views may change without notice. Any forward-looking statements or forecasts are based on assumptions and actual results may vary.

There are risks involved with investing in mutual funds, including loss of principal. There is no guarantee the fund will achieve its investment objective. There may be additional risks associated with international and emerging markets investing involving foreign, economic, political, monetary, and/or legal factors. International investing is not for everyone. You can lose money by investing in securities. The Fund is non-diversified.

Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS

EMERGING MARKETS EQUITY FUND

JULY 31, 2021

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the 12-month period ending July 31, 2021, Institutional Shares of the GQG Partners Emerging Markets Equity Fund underperformed the benchmark MSCI EM Index (net) by 129 basis points (bps), posting a total return of 19.35 percent versus a benchmark return of 20.64 percent.

During the period, high beta and lower quality business from a factor perspective were relative outperformers. This can most closely be attributed to optimism associated with the Pfizer vaccine announcement in November of 2020 that enhanced the prospects of reopening the global economy. On the value/growth spectrum we typically range from 4-7 but this period was favorable towards companies in the 1-3 and 9-10 range.

For the 12-month period ending July 31, 2021, on a sector basis, the largest contributors to relative performance were an overweight and stock selection in the Information Technology sector. The largest detractors were stock selection in the Consumer Discretionary and Industrials sectors. On a country basis, stock selection in both Brazil and the Netherlands was the largest contributor and stock selection in China along with an average underweight to South Korea was the largest detractor.

Notable Contributor to Performance

ASML Holding NV – ASML is a leading manufacturer of photolithography systems used in the manufacturing of semiconductors. We believe the firm continued to be a beneficiary of growing capex budgets from semiconductor manufacturers as companies scrambled to meet the growing demand for chips with shortages starting to impact supply chains globally.

Notable Detractor to Performance

TAL Education Group ADR – TAL Education is one of the leading K-12 after-school tutoring providers in China. The firm offers tutoring services to students from pre-school to the twelfth grade via small classes, one-on-one personalized premium services, and online courses. During the period, the company continued to face pressure from regulators who in our view have an acute focus on the education sector.

Definition of the Comparative Index

MSCI Emerging Markets Index (Primary Benchmark for the GQG Partners Emerging Market Equity Fund) captures large and mid cap representation across 26 Emerging Markets (EM) countries. With 1,383 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. EM countries include: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS

EMERGING MARKETS EQUITY FUND

JULY 31, 2021

GROWTH OF A $500,000 INVESTMENT (Unaudited)

Comparison of Change in the Value of a $500,000 Investment in the GQG Partners Emerging Markets Fund, Institutional Shares versus the MSCI Emerging Markets Index.

	AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED JULY 31, 2021*

	1 Year Return	3 Year Return	Annualized Inception to Date

Investor shares†	19.12%	13.07%	13.66%

Institutional shares	19.35%	13.30%	13.90%

R6 shares†	19.35%	13.30%	13.90%

MSCI Emerging Markets Index	20.64%	7.93%	11.79%

* The GQG Partners Emerging Markets Equity Fund commenced operations on December 28, 2016.

† The graph is based on Institutional Shares only. Returns for Investor Shares are substantially similar to those of the Institutional Shares and differ only to the extent that Investor Shares have higher total annual fund operating expenses than Institutional Shares. Returns for R6 Shares are similar to those of Institutional Shares as the classes share the same fee structure.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and they should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of the comparative index on page 9.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS

EMERGING MARKETS EQUITY FUND

JULY 31, 2021

SECTOR WEIGHTING (Unaudited) †

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 91.1%

	Shares	Value
BRAZIL — 9.1%
Banco do Brasil	10,031,927	$61,531,335
Petroleo Brasileiro ADR	23,459,373	250,311,510
Vale	15,959,587	340,146,237
Vale ADR, Cl B	6,330,798	133,073,374

		785,062,456

CHINA — 15.0%
Angelalign Technology *	29,817	1,592,296
ANTA Sports Products	2,937,532	63,995,801
Baoshan Iron & Steel, Cl A	52,043,227	63,841,884
Beijing Oriental Yuhong Waterproof Technology, Cl A	3,158,733	24,892,947
Centre Testing International Group, Cl A	2,946,105	12,388,946
China Merchants Bank, Cl H	31,696,321	241,458,488
China Overseas Land & Investment	15,531,761	32,577,685
Country Garden Services Holdings	9,647,901	78,276,220
Kweichow Moutai, Cl A	766,686	199,380,160
Li Ning	6,300,635	66,401,843
LONGi Green Energy Technology, Cl A	3,206,137	42,667,055
PetroChina, Cl H	168,751,996	70,356,762
Pharmaron Beijing, Cl A	1,369,426	41,990,810
Weichai Power, Cl H	33,181,619	72,586,926
Wuliangye Yibin, Cl A	5,802,258	198,387,382

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS

EMERGING MARKETS EQUITY FUND

JULY 31, 2021

COMMON STOCK — continued

	Shares	Value

CHINA (continued)

WuXi AppTec, Cl A	3,717,262	$86,363,589

		1,297,158,794

HONG KONG — 1.9%

AIA Group	2,544,197	30,479,815

Hong Kong Exchanges & Clearing	2,174,625	138,796,325

		169,276,140

INDIA — 19.9%

Bajaj Finance	1,593,818	133,393,239

Housing Development Finance	10,887,004	357,143,181

ICICI Bank	9,771,239	89,617,290

Infosys	5,244,556	113,503,426

Infosys ADR	19,647,039	434,592,503

JSW Steel	5,701,379	56,462,155

Reliance Industries	9,230,476	252,459,690

State Bank of India	21,889,344	127,014,966

Tata Consultancy Services	2,027,280	86,290,506

Tata Steel	3,890,469	74,986,222

		1,725,463,178

INDONESIA — 0.8%

Bank Central Asia	32,003,507	66,053,911

KAZAKHSTAN — 0.4%

Kaspi.KZ JSC GDR *	285,550	32,324,260

NETHERLANDS — 4.5%

ASML Holding	484,737	367,299,028

ASML Holding ADR	31,296	23,995,895

		391,294,923

RUSSIA — 14.8%

Gazprom PJSC	22,573,995	87,878,789

LUKOIL PJSC	2,287,862	196,451,465

MMC Norilsk Nickel PJSC	122,544	42,351,205

MMC Norilsk Nickel PJSC ADR	3,689,124	127,274,778

Polymetal International	3,063,306	66,569,535

Polyus PJSC GDR	1,416,232	135,644,152

Rosneft Oil PJSC	23,488,355	174,296,672

Sberbank of Russia PJSC	71,510,510	299,452,335

Severstal PAO	1,402,270	34,268,780

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS

EMERGING MARKETS EQUITY FUND

JULY 31, 2021

COMMON STOCK — continued

	Shares	Value

RUSSIA (continued)

TCS Group Holding GDR	1,422,053	$118,549,535

		1,282,737,246

SOUTH KOREA — 7.5%

Amorepacific	399,453	76,921,399

Kakao	269,006	34,378,511

Samsung Electronics	6,660,318	454,540,285

SK Telecom	319,128	83,510,131

		649,350,326

SPAIN — 1.6%

Banco Bilbao Vizcaya Argentaria *	21,790,356	139,815,271

TAIWAN — 6.9%

Taiwan Semiconductor Manufacturing	21,225,133	440,213,736

Taiwan Semiconductor Manufacturing ADR	1,332,943	155,474,472

		595,688,208

TURKEY — 0.8%

Eregli Demir ve Celik Fabrikalari	30,359,504	72,095,711

UNITED STATES — 7.9%

Communication Services — 2.0%

Facebook, Cl A *	484,731	172,709,655

Information Technology — 5.9%

Lam Research	356,189	227,038,430

Monolithic Power Systems	142,373	63,962,494

NVIDIA	1,144,648	223,194,914

		514,195,838

TOTAL UNITED STATES		686,905,493

Total Common Stock (Cost $6,504,215,030)		7,893,225,917

PREFERRED STOCK — 4.1%

BRAZIL — 4.1%

Banco Bradesco*(A)	35,803,393	169,170,702

Itau Unibanco Holding(A)	14,957,300	87,818,307

Petroleo Brasileiro(A)	5,451,153	28,531,418

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS

EMERGING MARKETS EQUITY FUND

JULY 31, 2021

PREFERRED STOCK — continued

	Shares	Value

BRAZIL (continued)

Usinas Siderurgicas de Minas Gerais Usiminas(A)	17,549,918	$69,966,450

		355,486,877

Total Preferred Stock

(Cost $357,237,847)		355,486,877

Total Investments— 95.2%

(Cost $6,861,452,877)		$8,248,712,794

Percentages are based on Net Assets of $8,668,467,690.

*	Non-income producing security.

(A)	There is currently no rate available.

ADR — American Depositary Receipt

Cl — Class

GDR — Global Depositary Receipt

PJSC —Public Joint Stock Company

As of July 31, 2021, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended July 31, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS

US SELECT QUALITY EQUITY FUND

JULY 31, 2021

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the 12-month period ending July 31, 2021, Institutional Shares of the GQG Partners US Select Quality Equity Fund underperformed the benchmark S&P 500® by 1,276 basis points (bps), posting a total return of 23.69 percent versus a benchmark return of 36.45 percent.

During the period, high beta and lower quality business from a factor perspective were relative outperformers. This can most closely be attributed to optimism associated with the Pfizer vaccine announcement in November of 2020 that enhanced the prospects of reopening the global economy. On the value/growth spectrum we typically range from 4-7 but this period was favorable towards companies in the 1-3 and 9-10 range.

For the 12-month period ending July 31, 2021, contributors to overall performance were stock selection in the Communication Services and Financials sector. The largest detractors to relative returns were an underweight to the Energy sector combined with stock selection in the information technology sector.

Notable Contributor to Performance

Alphabet Inc – Alphabet dominates the online search market with Google’s global share above 80%, via which it generates strong revenue growth and cash flow. Google’s ecosystem strengthens as its products are adopted by more users, which was aided by the pandemic, making its online advertising services more attractive to advertisers and publishers and resulting in increased online ad revenue. During the period, the company continued to see positive momentum in its underlying business segments.

Notable Detractor to Performance

Newmont Corporation – Newmont is the world’s largest gold producer. During the period, Newmont along with the gold mining industry more broadly was negatively impact by falling gold prices.

Definition of the Comparative Index

S&P 500 Index (Primary Benchmark for the GQG Partners US Select Quality Equity Fund) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS

US SELECT QUALITY EQUITY FUND

JULY 31, 2021

GROWTH OF A $500,000 INVESTMENT (Unaudited)

Comparison of Change in the Value of a $500,000 Investment in the GQG Partners US Select Quality Equity Fund, Institutional Shares versus the S&P 500 Index.

	AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED JULY 31, 2021*

	1 Year Return	Annualized Inception to Date

Investor shares†	23.57%	19.65%

Institutional shares	23.69%	19.77%

R6 shares†	23.77%	19.80%

S&P 500 Index	36.45%	17.69%

* The GQG Partners US Select Quality Equity Fund commenced operations on September 28, 2018.

† The graph is based on Institutional Shares only. Returns for Investor Shares are substantially similar to those of the Institutional Shares and differ only to the extent that Investor Shares have higher total annual fund operating expenses than Institutional Shares. Returns for R6 Shares are similar to those of Institutional Shares as the classes share the same fee structure.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and they should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of the comparative index on page 15.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS

US SELECT QUALITY EQUITY FUND

JULY 31, 2021

SECTOR WEIGHTING (Unaudited) †

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 98.0%

	Shares	Value

LUXEMBOURG — 4.6%

ArcelorMittal ADR	899,422	$31,695,631

UNITED STATES — 93.4%

Communication Services — 19.4%

Alphabet, Cl C *	23,201	62,745,248

Charter Communications, Cl A *	35,845	26,670,472

Facebook, Cl A *	121,553	43,309,334

		132,725,054

Consumer Discretionary — 12.5%

Amazon.com *	7,480	24,890,373

American Eagle Outfitters	270,765	9,333,269

Lennar, Cl A	133,526	14,040,259

Target	143,436	37,443,968

		85,707,869

Consumer Staples — 4.3%

Philip Morris International	296,910	29,717,722

Energy — 8.5%

Devon Energy	520,917	13,460,495

Exxon Mobil	444,552	25,592,859

Occidental Petroleum	744,167	19,422,759

		58,476,113

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS

US SELECT QUALITY EQUITY FUND

JULY 31, 2021

COMMON STOCK — continued

	Shares	Value

Financials — 11.3%

Bank of America	487,403	$18,696,779

Blackstone Group, Cl A	282,049	32,511,788

Morgan Stanley	270,682	25,980,059

		77,188,626

Health Care — 11.5%

Eli Lilly	56,243	13,695,170

Humana	37,487	15,964,214

Syneos Health, Cl A *	156,837	14,063,574

UnitedHealth Group	84,085	34,661,519

		78,384,477

Information Technology — 23.1%

Adobe *	34,196	21,257,260

Mastercard, Cl A	52,773	20,367,212

Microsoft	167,445	47,706,755

NVIDIA	173,892	33,907,201

Visa, Cl A	141,014	34,744,439

		157,982,867

Materials — 2.8%

Freeport-McMoRan	188,333	7,175,487

United States Steel	442,063	11,705,828

		18,881,315

TOTAL UNITED STATES		639,064,043

Total Common Stock

(Cost $543,309,744)		670,759,674

Total Investments— 98.0%

(Cost $543,309,744)		$670,759,674

Percentages are based on Net Assets of $684,209,997.

*	Non-income producing security.

ADR — American Depositary Receipt

Cl — Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS

US SELECT QUALITY EQUITY FUND

JULY 31, 2021

As of July 31, 2021, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended July 31, 2021, there have been no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS

GLOBAL QUALITY EQUITY FUND

JULY 31, 2021

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the 12-month period ending July 31, 2021, Institutional Shares of the GQG Partners Global Quality Equity Fund underperformed the benchmark MSCI ACWI by 1,585 basis points (bps), posting a total return of 17.33 percent versus a benchmark return of 33.18 percent.

During the period, high beta and lower quality business from a factor perspective were relative outperformers. This can most closely be attributed to optimism associated with the Pfizer vaccine announcement in November of 2020 that enhanced the prospects of reopening the global economy. On the value/growth spectrum we typically range from 4-7 but this period was favorable towards companies in the 1-3 and 9-10 range.

For the 12-month period ending July 31, 2021, on a sector basis, the largest contributors to relative performance were stock selection in the Communication Services and Financials sector. The largest detractors to relative performance were stock selection in the Information Technology and Consumer Discretionary sectors. On a country basis, stock selection in Spain and an underweight to Japan was the largest contributor to relative performance while stock selection in the United States and China was the largest detractor to relative performance.

Notable Contributor to Performance

Alphabet Inc – Alphabet dominates the online search market with Google’s global share above 80%, via which it generates strong revenue growth and cash flow. Google’s ecosystem strengthens as its products are adopted by more users, which was aided by the pandemic, making its online advertising services more attractive to advertisers and publishers and resulting in increased online ad revenue. During the period, the company continued to see positive momentum in its underlying business segments.

Notable Detractor to Performance

Equinix - Equinix is a retail provider of data centers, enabling hundreds of enterprise tenants to house their servers and networking equipment in a colocated environment. During the period, Equinix along with the real estate sector more broadly was negatively impact from rising government bond yields as risk appetite for cyclical companies increased at the expense of less economically sensitive sectors and companies.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS

GLOBAL QUALITY EQUITY FUND

JULY 31, 2021

Definition of the Comparative Index

MSCI All Country World (Net) Index (MSCI ACWI) (Primary Benchmark for the GQG Partners Global Quality Equity Fund) The MSCI All Country World (Net) Index (MSCI ACWI) captures large and mid cap representation across 23 Developed Markets (DM) and 26 Emerging Markets (EM) countries. DM countries include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US. EM countries include: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS

GLOBAL QUALITY EQUITY FUND

JULY 31, 2021

GROWTH OF A $500,000 INVESTMENT (Unaudited)

Comparison of Change in the Value of a $500,000 Investment in the GQG Partners Global Quality Equity Fund, Institutional Shares versus the MSCI All Country World (Net) Index.

	AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED JULY 31, 2021*

	1 Year Return	Annualized Inception to Date

Investor shares†	17.15%	17.63%

Institutional shares	17.33%	17.81%

R6 shares†	17.25%	17.78%

MSCI All Country World (Net) Index	33.18%	18.35%

* The GQG Partners Global Quality Equity Fund commenced operations on March 29, 2019.

† The graph is based on Institutional Shares only. Returns for Investor Shares are substantially similar to those of the Institutional Shares and may differ only to the extent that Investor Shares have higher total annual fund operating expenses than Institutional Shares. Returns for R6 Shares are identical to those of Institutional Shares as the classes share the same fee structure.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and they should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of the comparative index on page 21.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS

GLOBAL QUALITY EQUITY FUND

JULY 31, 2021

SECTOR WEIGHTING (Unaudited) †

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 93.7%

	Shares	Value

AUSTRALIA — 2.1%

Glencore	3,120,564	$14,037,852

BRAZIL — 3.9%

Petroleo Brasileiro ADR	641,912	6,849,201

Vale	896,533	19,107,783

		25,956,984

CANADA — 1.0%

Royal Bank of Canada	64,736	6,543,348

CHINA — 0.9%

China Merchants Bank, Cl H	814,391	6,203,926

DENMARK — 2.6%

Novo Nordisk, Cl B	168,665	15,594,972

Novo Nordisk ADR	23,129	2,141,745

		17,736,717

FRANCE — 1.3%

BNP Paribas	139,247	8,495,403

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS

GLOBAL QUALITY EQUITY FUND

JULY 31, 2021

COMMON STOCK — continued

	Shares	Value

GERMANY — 1.4%

Daimler	102,328	$9,134,543

LUXEMBOURG — 2.3%

ArcelorMittal	247,378	8,616,913

ArcelorMittal ADR	185,141	6,524,369

		15,141,282

NETHERLANDS — 2.2%

ASML Holding	16,344	12,384,314

ASML Holding ADR	2,814	2,157,607

		14,541,921

RUSSIA — 3.4%

LUKOIL PJSC	77,995	6,697,184

Rosneft Oil PJSC	856,303	6,354,245

Sberbank of Russia PJSC	2,295,555	9,612,703

		22,664,132

SPAIN — 3.0%

Banco Bilbao Vizcaya Argentaria *	1,745,749	11,201,395

Banco Santander *	2,440,097	8,933,606

		20,135,001

TAIWAN — 2.4%

Taiwan Semiconductor Manufacturing ADR	136,494	15,920,660

UNITED KINGDOM — 6.0%

AstraZeneca	50,709	5,829,236

AstraZeneca ADR	490,128	28,054,927

British American Tobacco	169,120	6,302,850

		40,187,013

UNITED STATES — 61.2%

Communication Services — 15.6%

Alphabet, Cl C *	17,747	47,995,342

Charter Communications, Cl A *	31,011	23,073,734

Facebook, Cl A *	91,915	32,749,315

		103,818,391

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS

GLOBAL QUALITY EQUITY FUND

JULY 31, 2021

COMMON STOCK — continued

	Shares	Value

Consumer Discretionary — 8.6%

Amazon.com *	5,293	$17,612,934

Lennar, Cl A	77,574	8,156,906

Target	120,619	31,487,590

		57,257,430

Consumer Staples — 2.1%

Philip Morris International	136,209	13,633,159

Energy — 4.3%

Devon Energy	121,389	3,136,692

Exxon Mobil	247,526	14,250,072

Occidental Petroleum	438,547	11,446,076

		28,832,840

Financials — 7.0%

Bank of America	311,251	11,939,588

Blackstone Group, Cl A	147,363	16,986,533

Morgan Stanley	184,379	17,696,697

		46,622,818

Health Care — 7.5%

Eli Lilly	38,792	9,445,852

Humana	22,924	9,762,415

UnitedHealth Group	74,124	30,555,395

		49,763,662

Information Technology — 15.8%

Adobe *	28,165	17,508,209

Mastercard, Cl A	12,364	4,771,762

Microsoft	109,839	31,294,229

NVIDIA	163,988	31,976,020

Visa, Cl A	78,335	19,300,961

		104,851,181

Materials — 0.3%

Newmont	12,169	764,456

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS

GLOBAL QUALITY EQUITY FUND

JULY 31, 2021

COMMON STOCK — continued

	Shares	Value

Materials (continued)

United States Steel	50,514	$1,337,611

		2,102,067

TOTAL UNITED STATES		406,881,548

Total Common Stock

(Cost $528,796,094)		623,580,330

PREFERRED STOCK — 3.5%

BRAZIL — 1.7%

Banco Bradesco*(A)	1,615,901	7,635,117

Petroleo Brasileiro(A)	639,713	3,348,268

		10,983,385

GERMANY — 1.8%

Volkswagen, 2.80%	49,343	12,024,032

Total Preferred Stock

(Cost $22,459,266)		23,007,417

Total Investments— 97.2%

(Cost $551,255,360)		$646,587,747

Percentages are based on Net Assets of $665,200,660.

*          Non-income producing security.

(A)       There is currently no rate available.

ADR — American Depositary Receipt

Cl — Class

PJSC —Public Joint Stock Company

As of July 31, 2021, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended July 31, 2021, there have been no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS

JULY 31, 2021

STATEMENTS OF ASSETS AND LIABILITIES

	GQG Partners Emerging Markets Equity Fund	GQG Partners US Select Quality Equity Fund	GQG Partners Global Quality Equity Fund
Assets:
Investments, at Value (Cost $6,861,452,877, $543,309,744 and $551,255,360)	$8,248,712,794	$670,759,674	$646,587,747
Foreign Currency, at Value (Cost $10,178,706, $– and $130,832)	10,178,707	–	131,605
Cash	647,555,997	15,224,307	18,234,010
Receivable for Investment Securities Sold	33,977,200	–	4,179,015
Receivable for Capital Shares Sold	30,835,685	190,754	1,010,179
Dividend and Interest Receivable	12,485,783	387,016	548,207
Reclaim Receivable	–	–	196,820
Other Prepaid Expenses	62,087	16,163	46,531

Total Assets	8,983,808,253	686,577,914	670,934,114

Liabilities:
Payable for Investment Securities Purchased	265,858,462	1,992,151	5,213,077
Accrued Foreign Capital Gains Tax on Appreciated Securities	36,327,026	–	–
Payable to Investment Adviser	6,205,487	235,919	347,431
Payable for Capital Shares Redeemed	5,529,522	40,254	68,159
Unrealized Loss on Foreign Spot Currency Contracts	251,059	–	456
Payable to Administrator	245,076	18,846	18,285
Payable to Trustees	7,189	551	533
Chief Compliance Officer Fees Payable	6,285	482	466
Shareholder Servicing Fees Payable, Investor Shares	–	–	190
Other Accrued Expenses and Other Payables	910,457	79,714	84,857

Total Liabilities	315,340,563	2,367,917	5,733,454

Net Assets	$8,668,467,690	$684,209,997	$665,200,660

Net Assets Consist of:
Paid-in Capital	$7,167,726,958	$547,546,723	$570,992,731
Total Distributable Earnings	1,500,740,732	136,663,274	94,207,929

Net Assets	$8,668,467,690	$684,209,997	$665,200,660

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS

JULY 31, 2021

STATEMENTS OF ASSETS AND LIABILITIES

	GQG Partners Emerging Markets Equity Fund	GQG Partners US Select Quality Equity Fund	GQG Partners Global Quality Equity Fund
Investor Shares:
Net Assets	$173,963,406	$2,186,388	$2,016,905
Outstanding Shares of beneficial interest (unlimited authorization — no par value)	9,854,085	133,181	137,986
Net Asset Value, Offering and Redemption Price Per Share	$17.65	$16.42	$14.62

Institutional Shares:
Net Assets	$8,429,150,332	$672,119,589	$610,669,677
Outstanding Shares of beneficial interest (unlimited authorization — no par value)	475,244,059	40,856,539	41,687,149
Net Asset Value, Offering and Redemption Price Per Share	$17.74	$16.45	$14.65

R6 Shares:
Net Assets	$65,353,952	$9,904,020	$52,514,078
Outstanding Shares of beneficial interest (unlimited authorization — no par value)	3,684,415	601,833	3,586,180
Net Asset Value, Offering and Redemption Price Per Share	$17.74	$16.46	$14.64

Amounts designated as “ —” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS

FOR THE YEAR ENDED

JULY 31, 2021

STATEMENTS OF OPERATIONS

	GQG Partners Emerging Markets Equity Fund	GQG Partners US Select Quality Equity Fund	GQG Partners Global Quality Equity Fund
Investment Income:
Dividends	$145,979,972	$6,115,812	$6,841,904
Interest	19,811	1,121	801
Less: Foreign Taxes Withheld	(16,471,808)	(32,469)	(382,851)

Total Investment Income	129,527,975	6,084,464	6,459,854

Expenses:
Investment Advisory Fees	61,777,382	2,125,763	2,589,327
Administration Fees	2,531,756	170,900	145,707
Shareholder Serving Fees, Investor Shares	260,007	1,645	2,319
Trustees’ Fees	32,239	2,003	1,843
Chief Compliance Officer Fees	9,943	2,088	1,987
Custodian Fees	1,597,867	8,858	56,178
Registration and Filing Fees	477,441	91,498	119,730
Transfer Agent Fees	420,665	79,191	77,659
Printing Fees	188,650	8,135	10,746
Legal Fees	108,487	6,946	6,003
Audit Fees	25,361	25,061	25,061
Other Expenses	102,317	7,681	9,392

Total Expenses	67,532,115	2,529,769	3,045,952

Less:
Waiver of Investment Advisory Fees	(556,088)	(211,769)	(57,565)
Advisory Waiver Recapture - Note 5	633,046	–	–
Fees Paid Indirectly	(18,193)	(71)	(223)

Net Expenses	67,590,880	2,317,929	2,988,164

Net Investment Income	61,937,095	3,766,535	3,471,690

Net Realized Gain (Loss) on:
Investments	395,544,724	6,466,282	(981,838)
Foreign Currency Transactions	(8,681,722)	–	(328,813)

Net Realized Gain (Loss)	386,863,002	6,466,282	(1,310,651)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	406,364,273	101,748,985	67,418,398
Accrued Foreign Capital Gains Tax on Appreciated Securities	(23,034,369)	–	–
Foreign Currency Translation	507,983	–	1,745

Net Change in Unrealized Appreciation	383,837,887	101,748,985	67,420,143

Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions	770,700,889	108,215,267	66,109,492

Net Increase in Net Assets Resulting from Operations	$832,637,984	$111,981,802	$69,581,182

Amounts designated as “ —” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS

EMERGING MARKETS EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2021	Year Ended July 31, 2020
Operations:
Net Investment Income	$61,937,095	$16,359,974
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	386,863,002	(161,941,351)
Net Change in Unrealized Appreciation on Investments, Accrued Foreign Capital Gains Tax on Appreciated Securities and Foreign Currency Translation	383,837,887	770,182,427

Net Increase in Net Assets Resulting From Operations	832,637,984	624,601,050

Distributions
Investor Shares	(204,085)	(264,999)
Institutional Shares	(14,768,602)	(24,733,663)
R6 Shares	(72,130)	(169,528)

Total Distributions	(15,044,817)	(25,168,190)

Capital Share Transactions (1):
Investor Shares
Issued	137,607,604	81,909,119
Reinvestment of Distributions	201,627	259,980
Redeemed	(67,469,610)	(23,704,568)

Net Investor Shares Transactions	70,339,621	58,464,531

Institutional Shares
Issued	4,276,032,754	2,465,279,489
Reinvestment of Distributions	11,352,390	18,651,790
Redeemed	(933,212,221)	(575,019,294)

Net Institutional Shares Transactions	3,354,172,923	1,908,911,985

R6 Shares
Issued	50,810,727	8,144,710
Reinvestment of Distributions	72,130	169,528
Redeemed	(12,757,155)	(2,048,762)

Net R6 Shares Transactions	38,125,702	6,265,476

Net Increase in Net Assets From Capital Share Transactions	3,462,638,246	1,973,641,992

Total Increase in Net Assets	4,280,231,413	2,573,074,852

Net Assets:
Beginning of Year	4,388,236,277	1,815,161,425

End of Year	$8,668,467,690	$4,388,236,277

(1) See Note 7 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS

US SELECT QUALITY EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2021	Year Ended July 31, 2020
Operations:
Net Investment Income	$3,766,535	$388,135
Net Realized Gain on Investments	6,466,282	2,955,429
Net Change in Unrealized Appreciation on Investments	101,748,985	21,793,361

Net Increase in Net Assets Resulting From Operations	111,981,802	25,136,925

Distributions
Investor Shares	(9,539)	(3,115)
Institutional Shares	(3,506,010)	(314,395)
R6 Shares	(2,421)	(1,875)

Total Distributions	(3,517,970)	(319,385)

Capital Share Transactions (1):
Investor Shares
Issued	819,339	721,171
Reinvestment of Distributions	9,539	3,115
Redeemed	(225,864)	(97,175)

Net Investor Shares Transactions	603,014	627,111

Institutional Shares
Issued	434,141,334	97,493,399
Reinvestment of Distributions	3,239,261	314,395
Redeemed	(38,607,432)	(794,684)

Net Institutional Shares Transactions	398,773,163	97,013,110

R6 Shares
Issued	9,982,295	–
Reinvestment of Distributions	2,421	1,875
Redeemed	(1,159,336)	–

Net R6 Shares Transactions	8,825,380	1,875

Net Increase in Net Assets From Capital Share Transactions	408,201,557	97,642,096

Total Increase in Net Assets	516,665,389	122,459,636

Net Assets:
Beginning of Year	167,544,608	45,084,972

End of Year	$684,209,997	$167,544,608

(1) See Note 7 in Notes to Financial Statements.

Amounts designated as “ —” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS

GLOBAL QUALITY EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2021	Year Ended July 31, 2020
Operations:
Net Investment Income	$3,471,690	$399,863
Net Realized Loss on Investments and Foreign Currency Transactions	(1,310,651)	(3,157,298)
Net Change in Unrealized Appreciation on Investments and Foreign Currency Translation	67,420,143	27,213,931

Net Increase in Net Assets Resulting From Operations	69,581,182	24,456,496

Distributions
Institutional Shares	(397,457)	(28,984)
R6 Shares	(358)	(98)

Total Distributions	(397,815)	(29,082)

Capital Share Transactions (1):
Investor Shares
Issued	946,932	829,887
Redeemed	(435,871)	(82,432)

Net Investor Shares Transactions	511,061	747,455

Institutional Shares
Issued	432,020,577	170,687,747
Reinvestment of Distributions	395,333	28,962
Redeemed	(88,747,400)	(11,336,661)

Net Institutional Shares Transactions	343,668,510	159,380,048

R6 Shares
Issued	49,246,709	–
Reinvestment of Distributions	358	98

Net R6 Shares Transactions	49,247,067	98

Net Increase in Net Assets From Capital Share Transactions	393,426,638	160,127,601

Total Increase in Net Assets	462,610,005	184,555,015

Net Assets:
Beginning of Year	202,590,655	18,035,640

End of Year	$665,200,660	$202,590,655

(1) See Note 7 in Notes to Financial Statements.

Amounts designated as “ —” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS

EMERGING MARKETS EQUITY FUND

FINANCIAL HIGHLIGHTS

	Selected Per Share Data & Ratios For a Share
	Outstanding Throughout the Year or Period

	Investor Shares
	Year Ended July 31, 2021	Year Ended July 31, 2020	Year Ended July 31, 2019	Year Ended July 31, 2018	Period Ended July 31, 2017(1)
Net Asset Value, Beginning of Year/ Period	$14.84	$13.11	$12.43	$12.14	$10.00

Income from Investment Operations:
Net Investment Income*	0.13	0.07	0.14	0.07	0.12
Net Realized and Unrealized Gain	2.71	1.80	0.61	0.24^	2.02

Total from Investment Operations	2.84	1.87	0.75	0.31	2.14

Dividends and Distributions:
Net Investment Income	(0.03)	(0.14)	(0.07)	(0.02)	—

Total Dividends and Distributions	(0.03)	(0.14)	(0.07)	(0.02)	—

Net Asset Value, End of Year/Period	$17.65	$14.84	$13.11	$12.43	$12.14

Total Return†	19.12%	14.39%	6.10%	2.57%	21.40%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$173,963	$88,121	$18,124	$9,932	$2,123
Ratio of Expenses to Average Net Assets	1.16%(2)	1.16%	1.20%	1.26%	1.33%††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Recaptured Fees)	1.16%	1.22%	1.26%	1.33%	1.95%††
Ratio of Net Investment Income to Average Net Assets	0.72%	0.53%	1.17%	0.55%	1.83%††
Portfolio Turnover Rate	101%	93%	74%	94%	45%	‡

*	Per share calculations were performed using average shares for the period.

†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares

††	Annualized.

‡	Portfolio turnover is for the period indicated and has not been annualized.

^

The amount shown for a share outstanding throughout the period does not accord with the aggregate net losses on investments for the period because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.

(1)	Commenced operations on December 28, 2016.

(2)	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS

EMERGING MARKETS EQUITY FUND

FINANCIAL HIGHLIGHTS

	Selected Per Share Data & Ratios For a Share
	Outstanding Throughout the Year or Period

	Institutional Shares
	Year Ended July 31, 2021	Year Ended July 31, 2020	Year Ended July 31, 2019	Year Ended July 31, 2018	Period Ended July 31, 2017(1)
Net Asset Value, Beginning of Year/ Period	$14.90	$13.15	$12.47	$12.17	$10.00

Income from Investment Operations:
Net Investment Income*	0.16	0.09	0.18	0.10	0.14
Net Realized and Unrealized Gain	2.72	1.82	0.59	0.23^	2.03

Total from Investment Operations	2.88	1.91	0.77	0.33	2.17

Dividends and Distributions:
Net Investment Income	(0.04)	(0.16)	(0.09)	(0.03)	—

Total Dividends and Distributions	(0.04)	(0.16)	(0.09)	(0.03)	—

Net Asset Value, End of Year/Period	$17.74	$14.90	$13.15	$12.47	$12.17

Total Return†	19.35%	14.62%	6.31%	2.72%	21.70%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$8,429,150	$4,276,901	$1,783,796	$928,267	$201,233
Ratio of Expenses to Average Net Assets	0.98%(2)	0.98%	1.01%	1.08%	1.08%††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Recaptured Fees)	0.98%	1.03%	1.07%	1.15%	1.69%††
Ratio of Net Investment Income to Average Net Assets	0.90%	0.67%	1.46%	0.79%	2.08%††
Portfolio Turnover Rate	101%	93%	74%	94%	45%	‡

*	Per share calculations were performed using average shares for the period.

†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares

††	Annualized.

‡	Portfolio turnover is for the period indicated and has not been annualized.

^

The amount shown for a share outstanding throughout the period does not accord with the aggregate net losses on investments for the period because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.

(1)	Commenced operations on December 28, 2016.

(2)	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS

EMERGING MARKETS EQUITY FUND

FINANCIAL HIGHLIGHTS

	Selected Per Share Data & Ratios For a Share
	Outstanding Throughout the Year or Period

	R6 Shares
	Year Ended July 31, 2021	Year Ended July 31, 2020	Year Ended July 31, 2019	Year Ended July 31, 2018	Period Ended July 31, 2017(1)
Net Asset Value, Beginning of Year/ Period	$14.90	$13.14	$12.47	$12.17	$10.00

Income from Investment Operations:
Net Investment Income*	0.21	0.08	0.19	0.14	0.10
Net Realized and Unrealized Gain	2.67	1.84	0.57	0.19^	2.07

Total from Investment Operations	2.88	1.92	0.76	0.33	2.17

Dividends and Distributions:
Net Investment Income	(0.04)	(0.16)	(0.09)	(0.03)	—

Total Dividends and Distributions	(0.04)	(0.16)	(0.09)	(0.03)	—

Net Asset Value, End of Year/Period	$17.74	$14.90	$13.14	$12.47	$12.17

Total Return†	19.35%	14.71%	6.23%	2.72%	21.70%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$65,354	$23,214	$13,241	$5,575	$315
Ratio of Expenses to Average Net Assets	0.98%(2)	0.98%	1.01%	1.08%	1.08%††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Recaptured Fees)	0.98%	1.03%	1.07%	1.15%	1.85%††
Ratio of Net Investment Income to Average Net Assets	1.17%	0.65%	1.57%	1.06%	1.53%††
Portfolio Turnover Rate	101%	93%	74%	94%	45%	‡

*	Per share calculations were performed using average shares for the period.

†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares

††	Annualized.

‡	Portfolio turnover is for the period indicated and has not been annualized.

^

The amount shown for a share outstanding throughout the period does not accord with the aggregate net losses on investments for the period because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.

(1)	Commenced operations on December 28, 2016.

(2)	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS

US SELECT QUALITY EQUITY FUND

FINANCIAL HIGHLIGHTS

	Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year or Period

	Investor Shares
	Year Ended July 31, 2021	Year Ended July 31, 2020	Period Ended July 31, 2019(1)
Net Asset Value, Beginning of Year/Period	$13.37	$10.71	$10.00

Income from Investment Operations:
Net Investment Income*	0.09	0.05	0.07
Net Realized and Unrealized Gain	3.05	2.68	0.65

Total from Investment Operations	3.14	2.73	0.72

Dividends and Distributions:
Net Investment Income	(0.01)	(0.07)	(0.01)
Capital Gains	(0.08)	—	—

Total Dividends and Distributions	(0.09)	(0.07)	(0.01)

Net Asset Value, End of Year/Period	$16.42	$13.37	$10.71

Total Return†	23.57%	25.62%	7.20%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$2,186	$1,233	$377
Ratio of Expenses to Average Net Assets	0.59%	0.60%	0.71%††
Ratio of Expenses to Average Net Assets (Excluding Waivers)	0.63%	0.94%	4.18%††
Ratio of Net Investment Income to Average Net Assets	0.61%	0.47%	0.87%††
Portfolio Turnover Rate	143%	163%	155	%‡

*	Per share calculations were performed using average shares for the period.

†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares

††	Annualized.

‡	Portfolio turnover is for the period indicated and has not been annualized.

(1)	Commenced operations on September 28, 2018.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS

US SELECT QUALITY EQUITY FUND

FINANCIAL HIGHLIGHTS

	Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year or Period

	Institutional Shares
	Year Ended July 31, 2021	Year Ended July 31, 2020	Period Ended July 31, 2019(1)
Net Asset Value, Beginning of Year/Period	$13.39	$10.72	$10.00

Income from Investment Operations:
Net Investment Income*	0.12	0.06	0.07
Net Realized and Unrealized Gain	3.04	2.68	0.66

Total from Investment Operations	3.16	2.74	0.73

Dividends and Distributions:
Net Investment Income	(0.02)	(0.07)	(0.01)
Capital Gains	(0.08)	—	—

Total Dividends and Distributions	(0.10)	(0.07)	(0.01)

Net Asset Value, End of Year/Period	$16.45	$13.39	$10.72

Total Return†	23.69%	25.72%	7.33%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$672,120	$165,974	$44,440
Ratio of Expenses to Average Net Assets	0.49%	0.54%	0.59%††
Ratio of Expenses to Average Net Assets (Excluding Waivers)	0.53%	0.86%	1.82%††
Ratio of Net Investment Income to Average Net Assets	0.80%	0.54%	0.79%††
Portfolio Turnover Rate	143%	163%	155%‡

*	Per share calculations were performed using average shares for the period.

†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares

††	Annualized.

‡	Portfolio turnover is for the period indicated and has not been annualized.

(1)	Commenced operations on September 28, 2018.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS

US SELECT QUALITY EQUITY FUND

FINANCIAL HIGHLIGHTS

	Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year or Period

	R6 Shares
	Year Ended July 31, 2021	Year Ended July 31, 2020	Period Ended July 31, 2019(1)
Net Asset Value, Beginning of Year/Period	$13.39	$10.73	$10.00

Income from Investment Operations:
Net Investment Income*	0.13	0.07	0.08
Net Realized and Unrealized Gain	3.04	2.66	0.66

Total from Investment Operations	3.17	2.73	0.74

Dividends and Distributions:
Net Investment Income	(0.02)	(0.07)	(0.01)
Capital Gains	(0.08)	—	—

Total Dividends and Distributions	(0.10)	(0.07)	(0.01)

Net Asset Value, End of Year/Period	$16.46	$13.39	$10.73

Total Return†	23.77%	25.60%	7.43%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$9,904	$337	$268
Ratio of Expenses to Average Net Assets	0.49%	0.54%	0.59%††
Ratio of Expenses to Average Net Assets (Excluding Waivers)	0.53%	0.93%	3.76%††
Ratio of Net Investment Income to Average Net Assets	0.84%	0.60%	0.99%††
Portfolio Turnover Rate	143%	163%	155%‡

*	Per share calculations were performed using average shares for the period.

†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares

††	Annualized.

‡	Portfolio turnover is for the period indicated and has not been annualized.

(1)	Commenced operations on September 28, 2018.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS

GLOBAL QUALITY EQUITY FUND

FINANCIAL HIGHLIGHTS

	Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year or Period

	Investor Shares
	Year Ended July 31, 2021	Year Ended July 31, 2020	Period Ended July 31, 2019(1)
Net Asset Value, Beginning of Year/Period	$12.48	$10.48	$10.00

Income from Investment Operations:
Net Investment Income*	0.08	0.04	0.03
Net Realized and Unrealized Gain	2.06	1.96	0.45

Total from Investment Operations	2.14	2.00	0.48

Net Asset Value, End of Year/Period	$14.62	$12.48	$10.48

Total Return†	17.15%	19.08%	4.80%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$2,017	$1,252	$334
Ratio of Expenses to Average Net Assets	0.90%	0.90%	0.90%††
Ratio of Expenses to Average Net Assets (Excluding Waivers)	0.91%	1.35%	3.91%††
Ratio of Net Investment Income to Average Net Assets	0.62%	0.33%	0.74%††
Portfolio Turnover Rate	124%	123%	43%‡

*	Per share calculations were performed using average shares for the period.

†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares

††	Annualized.

‡	Portfolio turnover is for the period indicated and has not been annualized.

(1)	Commenced operations on March 29, 2019.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS

GLOBAL QUALITY EQUITY FUND

FINANCIAL HIGHLIGHTS

	Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year or Period

	Institutional Shares
	Year Ended July 31, 2021	Year Ended July 31, 2020	Period Ended July 31, 2019(1)
Net Asset Value, Beginning of Year/Period	$12.50	$10.48	$10.00

Income from Investment Operations:
Net Investment Income*	0.12	0.05	0.03
Net Realized and Unrealized Gain	2.04	1.97	0.45

Total from Investment Operations	2.16	2.02	0.48

Dividends and Distributions:
Net Investment Income	(0.01)	—^	—

Total Dividends and Distributions	(0.01)	—	—

Net Asset Value, End of Year/Period	$14.65	$12.50	$10.48

Total Return†	17.33%	19.32%	4.80%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$610,670	$201,026	$17,439
Ratio of Expenses to Average Net Assets	0.75%	0.75%	0.75%††
Ratio of Expenses to Average Net Assets (Excluding Waivers)	0.76%	1.14%	3.75%††
Ratio of Net Investment Income to Average Net Assets	0.86%	0.48%	0.88%††
Portfolio Turnover Rate	124%	123%	43	%‡

*	Per share calculations were performed using average shares for the period.

†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares

††	Annualized.

‡	Portfolio turnover is for the period indicated and has not been annualized.

^	Amount represents less than $0.005 per share.

(1)	Commenced operations on March 29, 2019.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS

GLOBAL QUALITY EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share

Outstanding Throughout the Year or Period

	R6 Shares
	Year Ended July 31, 2021	Year Ended July 31, 2020	Period Ended July 31, 2019(1)
Net Asset Value, Beginning of Year/Period	$12.50	$10.48	$10.00

Income from Investment Operations:
Net Investment Income*	0.19	0.05	0.03
Net Realized and Unrealized Gain	1.96	1.97	0.45

Total from Investment Operations	2.15	2.02	0.48

Dividends and Distributions:
Net Investment Income	(0.01)	—^	—

Total Dividends and Distributions	(0.01)	—	—

Net Asset Value, End of Year/Period	$14.64	$12.50	$10.48

Total Return†	17.25%	19.32%	4.80%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$52,514	$313	$262
Ratio of Expenses to Average Net Assets	0.75%	0.75%	0.75%††
Ratio of Expenses to Average Net Assets (Excluding Waivers)	0.76%	1.29%	3.77%††
Ratio of Net Investment Income to Average Net Assets	1.32%	0.50%	0.95%††
Portfolio Turnover Rate	124%	123%	43%‡

*	Per share calculations were performed using average shares for the period.

†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares

††	Annualized.

‡	Portfolio turnover is for the period indicated and has not been annualized.

^	Amount represents less than $0.005 per share.

(1)	Commenced operations on March 29, 2019.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS

JULY 31, 2021

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund III (the “Trust”) is organized as a Delaware statutory trust under a Declaration of Trust dated December 4, 2013. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 47 funds. The financial statements herein are those of the GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund, and GQG Partners Global Quality Equity Fund (each a “Fund” and collectively, the “Funds”). The investment objective of each Fund is to seek long-term capital appreciation. Each of the Funds is classified as “non-diversified,” which means that it may invest a larger percentage of its assets in a smaller number of issuers than diversified funds. GQG Partners LLC serves as the Funds’ investment adviser (the “Adviser”). The Funds currently offer Investor Shares, Institutional Shares and R6 Shares. The GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund, and GQG Partners Global Quality Equity Fund commenced operations on December 28, 2016, September 28, 2018, and March 29, 2019, respectively. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated and a shareholder’s interest is limited to the fund in which shares are held.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ official closing price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS

JULY 31, 2021

obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are valued in accordance with “Fair Value Procedures” established by the Funds’ Board of Trustees (the “Board”). The Funds’ Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time each Fund calculates its net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Adviser of the Funds becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which each Fund calculates its net asset value, it may request that a Committee meeting be called.

The GQG Partners Emerging Markets Equity Fund and the GQG Partners Global Quality Equity Fund use Markit Fair Value (“Markit”) as a third party fair valuation vendor. Markit provides a fair value for foreign securities in the Funds’ based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by Markit in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values its non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by Markit. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by Markit are not reliable, the Adviser contacts

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS

JULY 31, 2021

SEI Investments Global Fund Services (the “Administrator”) and may request that a meeting of the Committee be held.

If a local market in which the Funds own securities is closed for one or more days, the Funds shall value all securities held in that corresponding currency based on the fair value prices provided by Markit using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended July 31, 2021, there have been no significant changes to the Funds’ fair valuation methodology.

Federal Income Taxes — It is each Fund’s intention to qualify as regulated investment companies for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS

JULY 31, 2021

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current period. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., from commencement of operations, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended July 31, 2021, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur any significant interest or penalties.

Foreign Taxes — The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated. The Funds accrue and apply such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. The GQG Partners Emerging Markets Equity Fund has accrued foreign tax in the amount of $36,327,026 presented on the Statement of Assets and Liabilities.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income and expense are recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date.

Participation Notes (P-Notes) – To the extent consistent with its Investment Objective and Strategies, each Fund may acquire P-Notes issued by participating banks or broker dealers. P-Notes are participation interest notes that are designed to offer a return linked to a particular underlying equity, debt, currency or market. When purchasing a P-Note, the posting of margin is not required because the full cost of the P-Note (plus commission) is paid at the time of purchase. When the P-Note matures, the issuer will pay to, or receive from, the purchaser the difference between the nominal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies of foreign securities markets that they seek to replicate.

In addition, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. The holder of a participation note that is linked to a particular

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS

JULY 31, 2021

underlying security is entitled to receive any dividends paid in connection with an underlying security or instrument. However, the holder of a participation note does not receive voting rights as it would if it directly owned the underlying security or instrument. P-Notes are generally traded over-the-counter. P-Notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them and the counterparty. There is also counterparty risk associated with these investments because the Funds are relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security. In addition, the Funds will incur transaction costs as a result of investments in P-Notes.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.

Cash—Idle cash may be swept into various time deposit accounts and is classified as cash on the Statements of Assets and Liabilities. The Funds maintain cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts invested are available on the same business day.

Expenses — Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed to a particular Fund are apportioned among the Funds of the Trust based on the number of Funds and/or relative net assets.

Classes—Class specific expenses are borne by that class of shares. Income, realized and unrealized gains (losses), and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Funds distribute substantially all of their net investment income annually. Any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date.

3. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust,

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS

JULY 31, 2021

other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the CCO and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4. Administration, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides administration services to the Funds. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the year ended July 31, 2021, GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund, and GQG Partners Global Quality Equity Fund were charged $2,531,756, $170,900, and $145,707 respectively.

The Funds have adopted a Shareholder Servicing Plan (the “Plan”) that provides that a Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.25% based on the average daily net assets of the Funds’ Investor Shares. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders’ accounts and other shareholder services.

Brown Brothers Harriman & Co. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust. The Funds may earn cash management credits which can be used to offset transfer agent expenses. During the year ended July 31, 2021, the GQG Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund, and GQG Partners Global Quality Equity Fund earned credits of $18,193, $71, and $223 which were used to offset transfer agent expenses, respectively. These amounts are listed as “Fees Paid Indirectly” on the Statements of Operations.

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, GQG Partners LLC provides investment advisory services to the GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund, and GQG Partners Global Quality Equity Fund at a fee calculated at an annual rate of 0.90%, 0.45%, and 0.65%, respectively, of the Funds’ average daily net assets, respectively. The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep total annual fund operating expenses for the GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund after fee reductions and/or expense reimbursements (excluding any class specific expenses, interest, taxes,

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brokerage commissions, acquired fund fees and expenses and non-routine expenses (collectively, “excluded expenses”)) for Investor Shares, Institutional Shares and R6 Shares from exceeding 98 basis points, 49 basis points and 75 basis points as set forth below until November 30, 2021 (the “Contractual Expense Limit”). The Adviser may recover all or a portion of its fee reductions or expense reimbursements with respect to a Fund, within a three-year period from the year in which it reduced its fee or reimbursed expenses if the Funds’ total annual fund operating expenses are below the Contractual Expense Limit. This agreement may be terminated with respect to the Fund by the Board for any reason at any time, or by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on November 30, 2021.

For the year ended July 31, 2021, the Adviser recaptured previously waived fees of $633,046 for the GQG Partners Emerging Markets Equity Fund.

As of July 31, 2021, the fees which were previously waived by the Adviser which may be subject to possible future reimbursement are as follows:

Period	Subject to Repayment until July 31:	GQG Partners Emerging Markets Equity Fund	GQG Partners US Select Quality Equity Fund	GQG Partners Global Quality Equity Fund

7/31/2018-7/31/2019	2022	$530,665	$249,294	$144,567

7/31/2019-7/31/2020	2023	1,200,599	232,147	327,553

7/31/2020-7/31/2021	2024	556,088	211,769	57,565

		$2,287,352	$693,210	$529,685

6. Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the year ended July 31, 2021, were as follows:

	GQG Partners Emerging Markets Equity Fund	GQG Partners US Select Quality Equity Fund	GQG Partners Global Quality Equity Fund

Purchases
U.S. Government	$—	$—	$—
Other	9,737,894,864	1,044,559,628	881,836,470

Sales
U.S. Government	$—	$—	$—
Other	6,583,700,998	645,258,580	475,470,214

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7. Share Transactions:

	Year Ended July 31, 2021	Year Ended July 31, 2020

GQG Partners Emerging Markets Equity Fund

Investor Shares

Issued	7,679,415	6,365,038

Reinvestment of Distributions	11,302	19,373

Redeemed	(3,774,112)	(1,829,669)

Total Investor Shares Transactions	3,916,605	4,554,742

Institutional Shares

Issued	240,505,450	196,586,362

Reinvestment of Distributions	633,858	1,385,720

Redeemed	(52,977,911)	(46,573,982)

Total Institutional Shares Transactions	188,161,397	151,398,100

R6 Shares

Issued	2,871,685	698,352

Reinvestment of Distributions	4,027	12,604

Redeemed	(749,537)	(160,083)

Total R6 Shares Transactions	2,126,175	550,873

Net Increase in Shares Outstanding From Share Transactions	194,204,177	156,503,715

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	Year Ended July 31, 2021	Year Ended July 31, 2020

GQG Partners US Select Quality Equity Fund

Investor Shares

Issued	56,159	65,157

Reinvestment of Distributions	680	270

Redeemed	(15,896)	(8,366)

Total Investor Shares Transactions	40,943	57,061

Institutional Shares

Issued	30,888,592	8,289,414

Reinvestment of Distributions	230,283	27,173

Redeemed	(2,658,168)	(65,222)

Total Institutional Shares Transactions	28,460,707	8,251,365

R6 Shares

Issued	649,754	–

Reinvestment of Distributions	172	162

Redeemed	(73,284)	–

Total R6 Shares Transactions	576,642	162

Net Increase in Shares Outstanding From Share Transactions	29,078,292	8,308,588

	Year Ended July 31, 2021	Year Ended July 31, 2020

GQG Partners Global Quality Equity Fund

Investor Shares

Issued	71,297	76,013

Redeemed	(33,671)	(7,534)

Total Investor Shares Transactions	37,626	68,479

Institutional Shares

Issued	32,321,315	15,430,178

Reinvestment of Distributions	30,670	2,570

Redeemed	(6,747,619)	(1,013,698)

Total Institutional Shares Transactions	25,604,366	14,419,050

R6 Shares

Issued	3,561,132	–

Reinvestment of Distributions	28	8

Total R6 Shares Transactions	3,561,160	8

Net Increase in Shares Outstanding From Share Transactions	29,203,152	14,487,537

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8. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to distributable earnings or paid-in capital, as appropriate, in the period that the differences arise. The permanent difference is primarily related to investments in foreign currency, PFICs adjustments, REIT adjustments and reclass of distributions.

The tax character of dividends and distributions paid during the fiscal year ended July 31, 2021 and July 31, 2020 were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total

GQG Partners Emerging Markets Equity Fund
2021	$15,044,817	$—	$—	$15,044,817
2020	25,168,190	—	—	25,168,190

GQG Partners US Select Quality Equity Fund
2021	$3,108,808	$409,162	$—	$3,517,970
2020	319,385	—	—	319,385

GQG Partners Global Quality Equity Fund
2021	$397,815	$—	$—	$397,815
2020	29,082	—	—	29,082

As of July 31, 2021, the components of Distributable Earnings on a tax basis were as follows:

GQG Partners Emerging Markets Equity Fund

Undistributed Ordinary Income	$ 47,556,730
Undistributed Long-Term Capital Gains	129,548,986
Unrealized Appreciation	1,323,635,017
Other Temporary Differences	(1)

Total Distributable Earnings	$ 1,500,740,732

GQG Partners US Select Quality Equity Fund

Undistributed Ordinary Income	$ 4,045,488
Undistributed Long-Term Capital Gains	5,947,365
Unrealized Appreciation	126,670,424
Other Temporary Differences	(3)

Total Distributable Earnings	$ 136,663,274

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GQG Partners Global Quality Equity Fund

Undistributed Ordinary Income	$3,144,020
Capital Loss Carryforwards	(1,875,578)
Unrealized Appreciation	92,939,491
Other Temporary Differences	(4)

Total Distributable Earnings	$94,207,929

During the year ended July 31, 2021 the funds listed below utilized capital loss carryforwards to offset capital gains:

GQG Partners Emerging Markets Equity Fund	$141,713,067
GQG Partners Global Quality Equity Fund	2,628,310

Losses carried forward are as follows:

	Short-Term Loss	Long-Term Loss	Total
GQG Partners Emerging Markets Equity Fund	$—	$—	$—
GQG Partners US Select Quality Equity Fund	—	—	—
GQG Partners Global Quality Equity Fund	1,875,578	—	1,875,578

For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years and passive foreign investment companies. The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments (including foreign currency and derivatives, if applicable) held by the Fund at July 31, 2021, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
GQG Partners Emerging Markets Equity Fund	$6,889,273,791	$1,520,392,209	$(196,757,192)	$1,323,635,017
GQG Partners US Select Quality Equity Fund	544,089,249	134,597,927	(7,927,503)	126,670,424
GQG Partners Global Quality Equity Fund	553,652,914	102,538,873	(9,599,382)	92,939,491

9. Concentration of Risks:

As with all mutual funds, there is no guarantee that a Fund will achieve its investment objective. You could lose money by investing in a Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

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Active Management Risk (GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund) – The Funds are subject to the risk that the Adviser’s judgments about the attractiveness, value, or potential appreciation of the Funds’ investments may prove to be incorrect. If the investments selected and strategies employed by a Fund fail to produce the intended results, the Fund could underperform in comparison to other funds with similar objectives and investment strategies.

Depositary Receipts Risk (GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund) – ADRs are typically trust receipts issued by a U.S. bank or trust company that evidence an indirect interest in underlying securities issued by a foreign entity. GDRs, EDRs, and other types of depositary receipts are typically issued by non-U.S. banks or financial institutions to evidence an interest in underlying securities issued by either a U.S. or a non-U.S. entity. Investments in non-U.S. issuers through ADRs, GDRs, EDRs, and other types of depositary receipts generally involve risks applicable to other types of investments in non-U.S. issuers. Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, a Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. The values of depositary receipts may decline for a number of reasons relating to the issuers or sponsors of the depositary receipts, including, but not limited to, insolvency of the issuer or sponsor. Holders of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action. The prices of depositary receipts may differ from the prices of securities upon which they are based.

The Funds may invest in unsponsored depositary receipts, which are issued by one or more depositaries without a formal agreement with the company that issues the underlying securities. Holders of unsponsored depositary receipts generally bear all the costs thereof, and the depositaries of unsponsored depositary receipts frequently are under no obligation to distribute shareholder communications received from the issuers of the underlying securities or to pass through voting rights with respect to the underlying securities. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information to the market and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts.

Equity Risk (GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund) – Equity securities include common and preferred stocks, depositary receipts, and P-Notes. Common stock represents an equity or ownership interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stockholders, and which takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not

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enjoy the voting rights of common stockholders. Also, unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. Depositary receipts are described above and P-Notes are described below. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a mutual fund invests will cause the fund’s net asset value (“NAV”) to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

ETF Risk (GQG Partners Global Quality Equity Fund) – ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. and non-U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which an index ETF is based or the other holdings of an ETF, and the value of the Fund’s investment will fluctuate in response to the performance of the underlying index or holdings. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium to their NAV and the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect the Fund’s performance.

Foreign Company Risk (GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund, and GQG Partners Global Quality Equity Fund) – Investing in foreign companies, including direct investments and investments through depositary receipts and P-Notes, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the U.S. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While depositary receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in depositary receipts continue to be subject to many of the risks associated with investing directly in foreign securities.

Foreign Currency Risk (GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund) – Because non-U.S. securities are usually denominated in currencies other than the dollar, the value of a Fund’s

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portfolio may be influenced by currency exchange rates and exchange control regulations. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Foreign Securities/Emerging Markets Risk (GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund) – Investments in securities of foreign companies (including direct investments as well as investments through depositary receipts or P-Notes) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Financial statements of foreign issuers are governed by different accounting, auditing, and financial reporting standards than the financial statements of U.S. issuers and may be less transparent and uniform than in the United States. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising a Fund’s portfolio. These risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Geographic Focus Risk (GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund) – To the extent that it focuses its investments in a particular country or geographic region, a Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Investing in the United States Risk (GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund) – A decrease in imports or exports, changes in trade regulations and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the U.S. are changing many aspects of financial and other regulation and may have a significant effect on the U.S. markets generally, as well as on the value

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of certain securities. In addition, a continued rise in the U.S. public debt level or U.S. austerity measures may adversely affect U.S. economic growth and the securities in which the Fund invests.

Investment Style Risk (GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund) – Each Fund pursues a “growth style” of investing, meaning that the Fund invests in equity securities of companies that the Adviser believes will have above-average rates of relative earnings growth and which, therefore, may experience above-average increases in stock prices. Over time, a relative growth investing style may go in and out of favor, causing a Fund to sometimes underperform other equity funds that use differing investing styles.

IPO Risk (GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund) – The Funds may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about a company’s business model, quality of management, earnings growth potential and other criteria used to evaluate its investment prospects. Accordingly, investments in IPO shares involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. Investments in IPO shares may also involve high transaction costs, and are subject to market risk and liquidity risk, which are described below.

When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that a Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

Large Capitalization Company Risk (GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund) – The large capitalization companies in which a Fund may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience

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slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

Large Purchase and Redemption Risk (GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund) – Large purchases or redemptions of a Fund’s shares may affect the Fund, since the Fund may be required to sell portfolio securities if it experiences redemptions, and the Fund will need to invest additional cash that it receives. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that a Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. In addition, a large redemption could result in a Fund’s expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Liquidity Risk (GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund) – Certain securities may be difficult or impossible to sell at the time and the price that a Fund would like. A Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Market Risk (GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund) – The value of the securities in which the Funds invest may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world. Price changes may be temporary or last for extended periods. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such conditions, events and actions may result in greater market risk. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Non-Diversification Risk (GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund) – Each Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent that a Fund invests its

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assets in a smaller number of issuers, the Fund will be more susceptible to negative events affecting those issuers than a diversified fund.

Participation Notes Risk (GQG Partners Emerging Markets Equity Fund and GQG Partners Global Quality Equity Fund) – P-Notes are generally traded over-the-counter and constitute general unsecured contractual obligations of the banks and broker-dealers that issue them. Generally, these banks and broker-dealers buy securities listed on certain foreign exchanges and then issue P-Notes which are designed to replicate the performance of certain issuers and markets. The performance results of P-Notes will not correlate exactly to the performance of the issuers or markets that they seek to replicate due to transaction costs and other expenses. The holder of a P-Note typically does not receive voting or other rights as it would if it directly owned the underlying security, but is subject to the same risks of investing directly in the underlying security.

Small- and Mid-Capitalization Company Risk (GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund) – The small- and mid-capitalization companies in which a Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Stock Connect Investing Risk (GQG Partners Emerging Markets Equity Fund and GQG Partners Global Quality Equity Fund) – Trading through Stock Connect is subject to a number of restrictions that may affect a Fund’s investments and returns, including a daily quota that limits the maximum net purchases under Stock Connect each day. In addition, investments made through Stock Connect are subject to relatively untested trading, clearance and settlement procedures. Moreover, A Shares purchased through Stock Connect generally may only be sold or otherwise transferred through Stock Connect. A Fund’s investments in A Shares purchased through Stock Connect are generally subject to Chinese securities regulations and listing rules. While overseas investors currently are exempt from paying capital gains or value added taxes on income and gains from investments in A Shares purchased through Stock Connect, these tax rules could be changed, which could result in unexpected tax liabilities for the Fund.

Stock Connect operates only on days when both the China and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. Therefore, a Fund may be subject to the risk of price fluctuations of A Shares during the time when Stock Connect is not trading. Because of the way in which A shares are held in Stock Connect, a Fund may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security, and may suffer losses in the event the depository of the Shanghai Stock Exchange or Shenzhen Stock Exchange becomes

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insolvent. Stock Connect is a relatively new program. Further developments are likely and there can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect a Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and China, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of Stock Connect are uncertain, and they may have a detrimental effect on the Fund’s investments and returns.

U.S. Treasury Securities Risk (GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund) – A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate.

10. Other:

At July 31, 2021, the percentage of total shares outstanding held by shareholders for the Fund, which are comprised of individual shareholders and omnibus accounts that are held on behalf of various individual shareholders, each owning 10% or greater of the aggregate shares outstanding, were as follows:

	No. of	%
GQG Partners Emerging Markets Equity Fund	Shareholders	Ownership
Investor Shares	3	77%
Institutional Shares	2	37%
R6 Shares	3	70%

	No. of	%
GQG Partners US Select Quality Equity Fund	Shareholders	Ownership
Investor Shares	3	98%
Institutional Shares	3	77%
R6 Shares	1	96%

	No. of	%
GQG Partners Global Quality Equity Fund	Shareholders	Ownership
Investor Shares	2	74%
Institutional Shares	3	72%
R6 Shares	1	99%

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

11. Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS

JULY 31, 2021

this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of July 31, 2021, except for the following:

At a meeting held on September 22-23, 2021, the Board approved a change in the Funds’ fiscal year end from July 31st to March 31st. The change in fiscal year end is effective on or about September 30, 2021.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS

JULY 31, 2021

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund III and Shareholders of GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund (three of the Funds constituting The Advisors’ Inner Circle Fund III, hereafter collectively referred to as the “Funds”) as of July 31, 2021, the related statements of operations for the year ended July 31, 2021, the statements of changes in net assets for each of the two years in the period ended July 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended July 31, 2021, and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021 by correspondence with the

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS

JULY 31, 2021

custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
September 28, 2021

We have served as the auditor of one or more investment companies in GQG Partners LLC since 2016.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS

JULY 31, 2021

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for Fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (February 1, 2021 to July 31, 2021).

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS

JULY 31, 2021

GQG Partners Emerging Markets Equity Fund

	Beginning Account Value 2/1/21	Ending Account Value 7/31/21	Annualized Expense Ratios	Expenses Paid During Period*

Investor Shares

Actual Portfolio Return	$1,000.00	$976.80	1.16%	$5.69

Hypothetical 5% Return	1,000.00	1,019.04	1.16	5.81

Institutional Shares

Actual Portfolio Return	$1,000.00	$977.40	0.98	$4.80

Hypothetical 5% Return	1,000.00	1,019.93	0.98	4.91

R6 Shares

Actual Portfolio Return	$1,000.00	$977.90	0.98	$4.81

Hypothetical 5% Return	1,000.00	1,019.93	0.98	4.91

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period.)

GQG Partners US Select Quality Equity Fund

	Beginning Account Value 2/1/21	Ending Account Value 7/31/21	Annualized Expense Ratios	Expenses Paid During Period*
Investor Shares

Actual Portfolio Return	$1,000.00	$1,177.90	0.59%	$3.19

Hypothetical 5% Return	1,000.00	1,021.87	0.59	2.96

Institutional Shares

Actual Portfolio Return	$1,000.00	$1,178.40	0.49	$2.65

Hypothetical 5% Return	1,000.00	1,022.36	0.49	2.46

R6 Shares

Actual Portfolio Return	$1,000.00	$1,179.10	0.49	$2.65

Hypothetical 5% Return	1,000.00	1,022.36	0.49	2.46

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period.)

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS

JULY 31, 2021

GQG Partners Global Quality Equity Fund

	Beginning Account Value 2/1/21	Ending Account Value 7/31/21	Annualized Expense Ratios	Expenses Paid During Period*
Investor Shares

Actual Portfolio Return	$1,000.00	$1,159.40	0.90%	$4.82

Hypothetical 5% Return	1,000.00	1,020.33	0.90	4.51

Institutional Shares

Actual Portfolio Return	$1,000.00	$1,159.90	0.75	$4.02

Hypothetical 5% Return	1,000.00	1,021.08	0.75	3.76

R6 Shares

Actual Portfolio Return	$1,000.00	$1,159.10	0.75	$4.02

Hypothetical 5% Return	1,000.00	1,021.08	0.75	3.76

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period.)

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS

REVIEW OF LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Pursuant to Rule 22e-4 under the 1940 Act, the Funds’ investment adviser has adopted, and the Board has approved, a liquidity risk management program (the “Program”) to govern the Funds’ approach to managing liquidity risk. The Program is overseen by the Funds’ Liquidity Risk Management Program Administrator (the “Program Administrator”), and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Funds.

At a meeting of the Board held on May 19, 2021, the Trustees received a report from the Program Administrator addressing the operations of the Program and assessing its adequacy and effectiveness of implementation for the period from January 1, 2020 through December 31, 2020. The Program Administrator’s report included an assessment of how market conditions caused by the COVID-19 pandemic impacted the Funds’ liquidity risk during the period covered by the report. The Program Administrator’s report noted that the Program Administrator had determined that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk during the period covered by the report. The Program Administrator’s report noted that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. The Program Administrator’s report further noted that no material changes have been made to the Program during the period covered by the report.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding a Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Mr. Doran is a Trustee who may be an “interested” person of the Trust as deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-362-8333. The following chart lists Trustees and Officers as of July 31, 2021:

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years

INTERESTED TRUSTEES2 3

William M. Doran (Born: 1940)	Chairman of Board of Trustees (since 2014)

Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.

INDEPENDENT TRUSTEES[3]

Jon C. Hunt (Born: 1951)	Trustee and Lead Independent Trustee (since 2014)	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.

Thomas P. Lemke (Born: 1954)	Trustee (since 2014)	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.

Nichelle Maynard-Elliott (Born: 1968)	Trustee (since 2021)	Independent Director since 2018. Executive Director, M&A at Praxair Inc. from 2011-2019.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

3	Trustees oversee 47 funds in The Advisors’ Inner Circle Fund III.

4

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Other Directorships

Held in the Past Five Years4

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments, SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd., SEI Investments – Unit Trust Management (UK) Limited and SEI Investments Co. Director of the Distributor.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016. Trustee of Winton Series Trust to 2017. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of City National Rochdale Funds, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Member of Independent Committee of Nuveen Commodities Asset Management to 2016. Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, JP Morgan Active Exchange- Traded Funds (33 Portfolios) and Symmetry Panoramic Trust (8 Portfolios). Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of Munder Funds to 2014. Trustee of Victory Funds to 2015. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust and AXA Premier VIP Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd. Director of Element Solutions Inc., Director of Xerox Holdings Corporation, and Director Nominee for Lucid Group, Inc.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years

INDEPENDENT TRUSTEES (continued)[2]

Jay C. Nadel (Born: 1958)	Trustee (since 2016)	Self-Employed Consultant since 2004. Executive Vice President, Bank of New York Broker Dealer from 2002 to 2004. Partner/Managing Director, Weiss Peck & Greer/Robeco from 1986 to 2001.

Randall S. Yanker (Born: 1960)	Trustee (since 2014)	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.

OFFICERS

Michael Beattie (Born: 1965)	President (since 2014)	Director of Client Service, SEI Investments Company, since 2004.
James Bernstein (Born: 1962)	Vice President (since 2017) Secretary (since 2020)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

John Bourgeois (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2	Trustees oversee 47 funds in The Advisors’ Inner Circle Fund III.

3

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Other Directorships Held in the Past Five Years[3]

Current Directorships: Chairman of the Board of Trustees of City National Rochdale Funds. Trustee of Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of Winton Series Trust to 2017. Director of Lapolla Industries, Inc. to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Independent Non- Executive Director of HFA Holdings Limited. Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Name and Year of Birth	Position(s) with Trust and Length of Time Served	Principal Occupation in the Past Five Years

OFFICERS (continued)

Russell Emery (Born: 1962)	Chief Compliance Officer (since 2014)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Eric C. Griffith (Born: 1969)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.

Matthew M. Maher (Born: 1975)	Vice President and Assistant Secretary (since 2018)	Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Other Directorships Held in the Past Five Years

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Name and Year of Birth	Position(s) with Trust and Length of Time Served	Principal Occupation in the Past Five Years
OFFICERS (continued)

Andrew Metzger (Born: 1980)	Treasurer, Controller and Chief Financial Officer (since 2021)	Director of Fund Accounting, SEI Investments, since 2020.Senior Director, Embark, from 2019 to 2020. Senior Manager,PricewaterhouseCoopers LLP, from 2002 to 2019.

Robert Morrow (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.

Alexander F. Smith (Born: 1977)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.

Bridget E. Sudall (Born: 1980)	Privacy Officer (since 2015) Anti-Money Laundering Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Other Directorships

Held in the Past Five Years

None.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS

NOTICE TO SHAREHOLDERS

For shareholders that do not have a July 31, 2021 tax year end, this notice is for informational purposes only. For shareholders with a July 31, 2021 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal period ended July 31, 2021, the Funds are designating the following items with regard to distributions paid during the period.

	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate Dividend Received Deduction (1)	Qualifying Dividends Income (2)	U.S. Government Interest (3)	Interest Related Dividend (4)	Short-Term Capital Gain Dividend (5)
GQG Partners Emerging Markets Equity Fund	0.00%	100.00%	100.00%	3.28%	100.00%	0.00%	0.01%	0.00%
GQG Partners US Select Quality Equity Fund	11.63%	88.37%	100.00%	37.33%	35.56%	0.00%	0.00%	100.00%
GQG Partners Global Quality Equity Fund	0.00%	100.00%	100.00%	99.96%	100.00%	0.00%	0.00%	0.00%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and are reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2) The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by law.

(3) “U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4) The percentage in this column represents the amount of “Interest Related Dividend” and is reflected as a percentage of ordinary income distributions. Interest related dividends are exempted from U.S. withholding tax when paid to foreign investors.

(5) The percentage of this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short-term capital gain distributions that is exempted from U.S. withholding tax when paid to foreign investors.

GQG Partners Emerging Markets Equity Fund intends to pass through a foreign tax credit to shareholders. For the fiscal period ended July 31, 2021, the total amount of foreign source income is $70,921,472. The total amount of foreign tax paid is $16,471,808. A shareholders allocable share of the foreign tax credit will be reported on Form 1099-DIV.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2021. Complete information will be computed and reported in conjunction with your 2021 Form 1099-DIV.

GQG Partners Funds

P.O. Box 219009

Kansas City, MO 64121-9009

1-866-362-8333

Investment Adviser:

GQG Partners LLC

450 East Las Olas Boulevard, Suite 750

Fort Lauderdale, Florida 33301

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds described. Investors should read it carefully before investing or sending money.

GQG-AR-001-0500

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The Registrant’s audit committee financial experts are Thomas P. Lemke and Jay Nadel, and each of Messrs. Lemke and Nadel is considered to be “independent”, as that term is defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) relate to The Advisors’ Inner Circle Fund III (the “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE July 31, 2021			FYE July 31, 2020
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$730,515	$0	$11,990	$581,815	$0	$607,218
(b)	Audit-Related Fees	$4,000	$0	$0	$0	$0	$0
(c)	Tax Fees(2)	$0	$0	$90,000	$0	$0	$335,050
(d)	All Other Fees	$0	$0	$1,473	$0	$0	$15,941

Fees billed by Ernst & Young LLP (“E&Y”) relate to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE July 31, 2021			FYE July 31, 2020
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$23,330	None	None	$23,330	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by Deloitte & Touche LLP (“D&T”) relate to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows

		2021			2020
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$25,000	None	None	None	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	Tax return preparation fees for affiliates of the Funds.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2021	2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2021	2020
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2021	2020
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years ended July 31st were $91,473 and $350,991 for 2021 and 2020 respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years ended July 31st were $0 and $0 for 2021 and 2020 respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended July 31st were $0 and $0 for 2021 and 2020, respectively.

(h) During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Exchange Act (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund III

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: October 7, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President
Date: October 7, 2021

By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger,
Treasurer, Controller, and CFO
Date: October 7, 2021